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                                                                   Exhibit 10.32

                       FIFTH AMENDMENT TO LOAN INSTRUMENTS

         THIS FIFTH AMENDMENT TO LOAN INSTRUMENTS ("Fifth Amendment"), dated as of December 24, 1997, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement described below, as amended) and the Lenders which are parties hereto.

                                 R E C I T A L S

         A. Borrowers, Agent and Lenders entered into an Amended and Restated Loan Agreement dated as of July 3, 1997, as amended (as amended to the date hereof, the "Loan Agreement").

         B. Borrowers have requested the consent of Lenders to the acquisition by CBC of the Property of Endless Mountain Broadcasting, Inc. used in the operation of Stations WEMR(AM) and WEMR(FM) licensed to Tunkhannock, Pennsylvania, and assignment to CLI of the FCC Licenses used in the operation of such Stations (the "Fifth Amendment Acquisitions"). Lenders have agreed to give such consent, subject to the execution of this Fifth Amendment and the performance of the terms and conditions set forth below.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. CONSENT TO ACQUISITIONS AND TRANSFER OF FCC LICENSES. Borrowers represent that attached hereto as Schedule 1 is a true and correct calculation of the Adjusted Leverage Ratio described in subsection 4.3.4 of the Loan Agreement, after giving effect to the Fifth Amendment Acquisitions. Based on the attached Schedule 1, Lenders hereby consent to the Fifth Amendment Acquisitions, subject to the satisfaction of the conditions contained in this Fifth Amendment.

         2. AMENDMENT TO LOAN INSTRUMENTS. The Loan Agreement and other Loan Instruments are amended as follows:

                  2.1 EXHIBITS TO LOAN INSTRUMENTS. Upon the consummation of each Fifth Amendment Acquisition (i) Borrowers shall deliver to Agent amendments to the Exhibits attached to each Loan Instrument (the "Exhibit Amendments") which require modification due to such Fifth Amendment Acquisition and (ii) the Exhibit Amendments applicable to such Fifth Amendment Acquisition shall be deemed to be part of the applicable Loan Instrument.

                  2.2 USE AGREEMENT. Upon the consummation of the Fifth Amendment Acquisition, Borrowers shall deliver to Agent a Use Agreement, in a form substantially


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         similar to the Amended and Restated Use Agreement, reflecting the use by CBC of the FCC Licenses acquired in such Fifth Amendment
         Acquisition.

         3. CONDITIONS TO EFFECTIVENESS. This Fifth Amendment shall not become effective with respect to the Fifth Amendment Acquisition unless and until all of the conditions set forth in Section 4.3 of the Loan Agreement are satisfied with respect to the Fifth Amendment Acquisition in a manner satisfactory to Agent as evidenced by a letter from Agent to CBC with respect thereto.

         4. FEES AND EXPENSES. Borrowers hereby agree to reimburse Lenders for all fees and expenses incurred in connection with the consummation of the transactions contemplated by this Fifth Amendment.

         5. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to execute this Fifth Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by each such Person in each of the Loan Instruments to which such Person is a party, as such Loan Instruments have been amended, are true and correct in all material respects as of the date hereof and shall be true and correct on the date of the consummation of the Fifth Amendment Acquisition, except to the extent such representations and warranties by their nature relate to an earlier date.

         6. CONFIRMATION OF EFFECTIVENESS. Guarantor hereby consents to the execution of this Fifth Amendment. Each Obligor hereby agrees that each Loan Instrument executed by such Person remains in full force and effect in accordance with the original terms thereof as amended.

         7. COUNTERPARTS. This Fifth Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Fifth Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                               CITADEL BROADCASTING COMPANY,
                               CITADEL LICENSE, INC. AND CITADEL
                               COMMUNICATIONS CORPORATION, each a
                               Nevada corporation


                               By:
                                  ------------------------------------------
                                    Donna L. Heffner
                                    Vice President of each corporation



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                                 FINOVA CAPITAL CORPORATION, a
                                 Delaware corporation, individually and as Agent


                                 By:
                                    ------------------------------------------
                                 Name:
                                      ----------------------------------------
                                 Title:
                                       ---------------------------------------


                                 BANKBOSTON, N.A.


                                 By:
                                    ------------------------------------------
                                 Name:
                                      ----------------------------------------
                                 Title:
                                       ----------------------------------------


                                 NATIONSBANK OF TEXAS, N.A.


                                 By:
                                    ------------------------------------------
                                 Name:
                                      ----------------------------------------
                                 Title:
                                       ---------------------------------------


                                 THE BANK OF NEW YORK


                                 By:
                                    ------------------------------------------
                                 Name:
                                      ----------------------------------------
                                 Title:
                                       ---------------------------------------


                                 UNION BANK OF CALIFORNIA, N.A.


                                 By:
                                    ------------------------------------------
                                 Name:
                                      ----------------------------------------
                                 Title:
                                       ---------------------------------------

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               LIST OF AMENDMENTS TO EXHIBITS TO LOAN INSTRUMENTS


Exhibit A                  -            Assignment of Leases

Exhibit 1J                 -            Broadcast Markets

Exhibit 1K                 -            CBC Stations

Exhibit 1N                 -            Assignment of Acquisition Instruments

Exhibit 1O                 -            Mortgages

Exhibit 1S                 -            List of Current Leases and Lessors

Exhibit 1X                 -            Real Estate

Exhibit 5.5.2              -            FCC Licenses

Exhibit 5.5.5              -            Business Locations

Exhibit 5.12               -            Patents, Trademarks and Franchises


[Pursuant to Regulation S-K, Item 601(b)(2), Registrant agrees to furnish supplementally a copy of these exhibits to the Securities Exchange Commission upon request.]

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